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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of AmeriPath, Inc. on Form S-8 of our report dated March 26, 1998 appearing in the Annual Report on Form 10-K of AmeriPath, Inc. for the year ended December 31, 1997.



DELOITTE & TOUCHE LLP


Miami, Florida
November 13, 1998